Exhibit 5
                                                                    ---------

                            JOINT FILING AGREEMENT
                          Dated as of March 17, 2003


          In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of MatlinPatterson LLC, MatlinPatterson Asset Management LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Global Partners LLC, MatlinPatterson Global Opportunities Partners L.P., MatlinPatterson Global Opportunities Partners (Bermuda) L.P., MatlinPatterson Global Opportunities Partners B, L.P., David Matlin, Mark Patterson, Links Partners, L.P., Inland Partners, L.P., Coryton Management Ltd., Arthur Coady, Elias Sabo and I. Joseph Massoud, on behalf of each of them a statement on Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of Personnel Group of America, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 17th day of March 2003.


                              MATLINPATTERSON LLC

                              By:  /s/ Mark R. Patterson
                                   -------------------------------------------
                                   Name:   Mark R. Patterson
                                   Title:  Member


                              MATLINPATTERSON ASSET MANAGEMENT LLC

                              By:  MatlinPatterson LLC, its manager

                              By:  /s/ Mark R. Patterson
                                   -------------------------------------------
                                   Name:   Mark R. Patterson
                                   Title:  Member


                              MATLINPATTERSON GLOBAL ADVISERS
                              LLC
                              By:  /s/ Mark R. Patterson
                                   -------------------------------------------
                                   Name:  Mark R. Patterson
                                   Title: Chairman



                                (Page 1 of 4)

                              MATLINPATTERSON GLOBAL PARTNERS
                              LLC

                              By:  /s/ Mark R. Patterson
                                   -------------------------------------------
                                   Name:   Mark R. Patterson
                                   Title:  Director


                              MATLINPATTERSON GLOBAL
                              OPPORTUNITIES PARTNERS L.P.

                              By: MatlinPatterson Global Partners LLC

                              By:  /s/ Mark R. Patterson
                                   -------------------------------------------
                                   Name:   Mark R. Patterson
                                   Title:  Director


                              MATLINPATTERSON GLOBAL
                              OPPORTUNITIES PARTNERS
                              (BERMUDA) L.P.

                              By: MatlinPatterson Global Partners LLC

                              By:  /s/ Mark R. Patterson
                                   -------------------------------------------
                                   Name:   Mark R. Patterson
                                   Title:  Director

                              MATLINPATTERSON GLOBAL
                              OPPORTUNITIES PARTNERS
                              B, L.P.

                              By: MatlinPatterson Global Partners LLC

                              By:  /s/  Mark R. Patterson
                                   -------------------------------------------
                                   Name:   Mark R. Patterson
                                   Title:  Director



                                (Page 2 of 4)

                              LINKS PARTNERS, L.P.

                              By: Coryton Management Ltd., its general partner

                              By:  /s/ Arthur Coady
                                   ------------------------------------------
                                   Name: Arthur Coady
                                   Title: President


                              INLAND PARTNERS, L.P.

                              By: Coryton Management Ltd., its general partner

                              By:  /s/ Arthur Coady
                                   ------------------------------------------
                                   Name: Arthur Coady
                                   Title: President


                              CORYTON MANAGEMENT LTD.

                              By:  /s/ Arthur Coady
                                   -------------------------------------------
                                   Name:   Arthur Coady
                                   Title:  President


                              DAVID J. MATLIN

                              By:  /s/ David J. Matlin
                                   -------------------------------------------
                                   Name:  David J. Matlin

                              MARK R. PATTERSON

                              By:  /s/ Mark R. Patterson
                                   -------------------------------------------
                                   Name:  Mark R. Patterson


                              ARTHUR COADY

                              By:  /s/ Arthur Coady
                                   -------------------------------------------
                                   Name:   Arthur Coady


                              ELIAS SABO

                              By:   /s/ Elias Sabo
                                   -------------------------------------------
                                   Name:   Elias Sabo



                                (Page 3 of 4)

                              I. JOSEPH MASSOUD

                              By:  I. Joseph Massoud
                                   -------------------------------------------
                                   Name:   I. Joseph Massoud



                                (Page 4 of 4)